SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities and Exchange Act

Date of Report (Date of earliest event reported): November 30, 2006

WATERBANK OF AMERICA (USA) INC.

(Exact name of registrant as specified in its charter)

Utah	0-51075	20-0919460
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

Espirito Santo Plaza
1395 Brickell Avenue, Suite 1020
Miami, Florida 33131

(Address of Principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (786) 597-5282

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registration under any of the following provisions (se General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

WATERBANK OF AMERICA (USA) INC.

EXPLANATORY NOTE:

This Amendment No. 1 on Form 8-K/A for Waterbank of America (USA) Inc. (the “Company” and/or the “Registrant”) is being filed to amend and restate Item 4.01 contained in the Company’s Current Report on Form 8-K originally filed with the Securities and Exchange Commission on December 12, 2006, to provide disclosure that there have been no reportable events or disagreements with the Registrant’s former accountant during the fiscal years ended December 31, 2005 and 2004, and for the interim period from the date of the last audited financial statements through November 30, 2006, the date of dismissal, and that there were no consultations, reportable events or disagreements with the Registrant’s new independent accountant during the fiscal years ended December 31, 2005 and 2004, and for the interim period from the date of the last audited financial statements through November 30, 2006, the date of engagement.

Item 4.01    Changes in Registrant’s Certifying Accountant.

(a)    Previous independent accountants

On November 30, 2006, the Board of Directors of Waterbank of America (USA) Inc. (the “Company” and/or the “Registrant”), dismissed Mantyla McReynolds, LLC as the Company’s independent registered public accounting firm.

The reports of Mantyla McReynolds, LLC on the consolidated financial statements of the Company as of and for the fiscal years ended December 31, 2005 and 2004, and for the subsequent periods through November 30, 2006, did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

For the fiscal years ended December 31, 2005 and 2004 and for the subsequent periods through November 30, 2006, there were no disagreements between the Company and Mantyla McReynolds, LLC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Mantyla McReynolds LLC’s satisfaction, would have caused Mantyla McReynolds, LLC to make reference to the subject matter of the disagreements in their reports on the Company’s consolidated financial statements for such periods.

None of the reportable events described under Item 304(a)(1)(iv) and (v) of Regulation S-K occurred within the two year fiscal period ended December 31, 2005 and for the subsequent periods through November 30, 2006.

The Registrant provided Mantyla McReynolds, LLC with a copy of the above statements and requested that Mantyla McReynolds, LLC furnish it with a letter addressed to the Commission stating whether or not it agrees with such statements. A copy of such letter from Mantyla McReynolds, LLC is filed as Exhibit 16.1 to this Form 8-K/A.

(b)    New independent accountants

On November 30, 2006, the Company’s Board of Directors engaged Stonefield Josephson, Inc., Certified Public Accountants, as its new independent accountants. During the two most recent fiscal years and through November 30, 2006, the Company has not consulted with Stonefield Josephson, Inc. regarding either:

(i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report was provided to the Company nor oral advice was provided that Stonefield Josephson, Inc. concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or

(ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01    Financial Statements and Exhibits.

(c)	Exhibits:

16.1	Letter from Mantyla McReynolds, LLC, Certified Public Accountants, to the Securities and Exchange Commission, dated March 8, 2007.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

WATERBANK OF AMERICA (USA) INC.

Dated: March 8, 2007.	By:	/s/ JOSE FRANCISCO KLUJSZA
Name: JOSE FRANCISCO KLUJSZA Title: President & CEO